SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) MAY 31, 2001
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                    0-25812                   16-1353600
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(State or other jurisdiction       (Commission                (IRS Employer
        of incorporation)          File Number)           Identification No.)


         44983 Knoll Square, Ashburn, Virginia                   20147
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)


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Item 3.    BANKRUPTCY OR RECEIVERSHIP

         On May 31, 2001, PSINet Inc. ("PSINet") filed a voluntary petition for bankruptcy protection, on behalf of itself and 24 of its U.S. operating subsidiaries, under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (Case. No. 01-13213). Four of PSINet Inc.'s Canadian subsidiaries have also filed for protection under the Companies' Creditors Arrangement Act ("CCAA") statutes in the Ontario Superior Court of Justice (Case. No. 01-CL-4155). PSINet and its subsidiaries have remained in possession of their assets and properties, and their business and affairs will continue to be managed by their respective directors and officers, subject in each case to the supervision of the respective Bankruptcy Courts.

         PSINet Inc. issued a press release announcing the filing, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)      EXHIBITS

                       Exhibit 99.1        Press release dated June 1, 2001




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        June 1, 2001              PSINET INC.


                                        By: /s/Lawerence E. Hyatt
                                        -------------------------
                                        Lawrence E. Hyatt
                                          Executive Vice President,
                                          Chief Financial Officer and
                                          Chief Restructuring Oofficer



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